UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                -------------------------------------------------

                            SCHEDULE 14A INFORMATION

                -------------------------------------------------


     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                                 (Amendment No.)

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commissions Only (as permitted by Rule 14a-6(e)2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Material

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) or ss.240.14a-12



                              Avatar Systems, Inc.

             (Exact name of registrant as specified in its charter)

               Payment of Filing Fee (Check the appropriate box):
          ------------------------------------------------------------

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:


         Notes:

                              Avatar Systems, Inc.

                           5728 LBJ Freeway, Suite 270

                               Dallas, Texas 75240



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               September 17, 2004



To the Shareholders of Avatar Systems, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Avatar Systems, Inc., a Texas corporation (the "Company"), will be held at the corporate offices located at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, on Friday, September 17, 2004, at 10:00 a.m., local time, for the following purposes:

         1. To elect five members to the Board of Directors.

         2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on July 26, 2004, will be entitled to attend or vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to attend or vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240.

         Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. If you attend the meeting, you will, of course, have the right to vote in person.

         The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 2003 is being mailed to shareholders together with this Notice and Proxy Statement.

                                           By Order of the Board of Directors



                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer

Dallas, Texas
August 6, 2004

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              Avatar Systems, Inc.
                           5728 LBJ Freeway, Suite 270
                               Dallas, Texas 75240

                                 PROXY STATEMENT
                                     For The
                         ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on September 17, 2004


                      SOLICITATION AND REVOCATION OF PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Avatar Systems, Inc., a Texas corporation (the "Company" or "Avatar"). It is for use only at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices located at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, on Friday, September 17, 2004 at 10:00 a.m., local time, and any adjournments or postponements thereof.

         Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Annual Meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.

         This proxy material is first being mailed to shareholders on or about August 30, 2004.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         As of July 26, 2004, the outstanding shares of the Company's capital stock consisted of 8,695,652 shares of common stock, $0.001 par value ("Common Stock"). The holders of record of the shares of Common Stock outstanding on July 26, 2004 will vote on all matters hereby submitted to shareholders and such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. Each share of Common Stock will entitle the holder to one vote on all such matters. The stock transfer books of the Company will not be closed.

         A majority of the votes represented by the holders of the Company's outstanding Common Stock must be present in person or represented by proxy to hold the meeting. A majority of the votes cast at the meeting is required to elect any director.

         The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked "WITHHOLD" your vote will be treated as an abstention and your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information at July 28, 2003 regarding the beneficial ownership of Common Stock of: (a) each person or group known by Avatar to beneficially own 5% or more of the outstanding shares of the Common Stock; (b) each of the nominees for election as director, and each current director and executive officer of Avatar; and (c) all executive officers and directors of Avatar as a group.
                                                            Percentage of Shares
                                       Shares Beneficially      Beneficially
                Name(1)                    Owned(2)               Owned(3)
-------------------------------------  -------------------  --------------------
Robert C. Shreve, Jr.................      3,201,200(4)            31.1
Charles Timothy Allen................      2,678,700(5)            29.6
Orville Gregory Allen................      2,650,000(6)            29.6
London & Boston Investments, Plc.....      2,664,502(7)            27.0
Stephen A. Komlosy...................      3,265,502(8)            35.2
Merchant Capital Holdings, Ltd.......      2,000,000(9)            18.7
Geoffrey Dart........................     2,000,000(10)            18.7
Officers and directors as a group (5
     persons)........................    12,195,402(11)            84.2
---------------
(1) Unless otherwise indicated, each person named in this table has sole voting and investment power with respect to the shares beneficially owned. In addition, unless otherwise indicated, the address of each beneficial owner identified below is c/o Avatar Systems, Inc., 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240.
(2) Under applicable Securities Exchange Commission rules under the Securities Exchange Act of 1934, a person is deemed the "beneficial owner" of a security with to which the person, directly or indirectly, has or shares
     (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person's economic interest in the security. Under these Securities Exchange Commission rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days (y) through the exercise of any option or warrant or (z) through the conversion of another security.
(3) In determining the percentage of shares beneficially owned by a person (a) the numerator is the number of shares of Common Stock owned by the person, including shares the ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (y) the 8,695,652 shares outstanding on July 26, 2004 and (z) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.
(4) Includes 1,600,000 shares of Common Stock, which may be issued to Mr. Shreve upon exercise of warrants to purchase 1,600,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Shreve is the President, Chief Executive Officer, Chief Financial Officer and a director of Avatar.
(5) Includes 250,000 shares of Common Stock, which may be issued to Mr. Allen upon exercise of warrants to purchase 250,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Allen is a director of Avatar.
(6) Includes 250,000 shares of Common Stock, which may be issued to Mr. Allen upon exercise of warrants to purchase 250,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Allen is a director of Avatar.
(7) Includes 1,000,000 shares of Common Stock, which may be issued to London & Boston upon exercise of warrants to purchase 1,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. London & Boston's address is 133 Ebury Street, London SW1W9QU, England.
(8) Includes 1,664,502 shares owned by London & Boston and 1,000,000 shares of Common Stock, which may be issued to London & Boston upon exercise of warrants to purchase 1,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Stephen A. Komlosy is the Managing Director of London & Boston and is authorized to vote such shares on behalf of London & Boston. Also includes 1,000 shares of Common Stock owned by General Trading Corporation, Ltd., a Komlosy family company. Mr. Komlosy has the authority to vote such shares on behalf of General Trading Corporation, Ltd. Also includes 600,000 shares of Common Stock, which may be issued to Mr. Komlosy upon exercise of warrants to purchase 600,000 shares at $1.00 per share. Such warrants expire July 10, 2005. Mr. Komlosy is a director of Avatar. Mr. Komlosy's address is 133 Ebury Street, London SW1W9QU, England.
(9) Includes 2,000,000 shares of Common Stock, which may be issued to Merchant Capital Holdings upon exercise of warrants to purchase 2,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Merchants Capital Holdings' address is 133 Ebury Street, London, England SW1W9QU.

(10) Includes 2,000,000 shares of Common Stock, which may be issued to Merchant Capital upon exercise of warrants to purchase 2,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Dart is the Managing Director of Merchant Capital Holdings and has authority to vote such shares when issued on behalf of Merchant Capital Holdings. Mr. Dart's address is the same as Merchant Capital Holdings, Ltd. Mr. Dart served on the Board of Directors until January 27, 2003, when he resigned from the Board.
(11) See preceding notes for an explanation of the ownership of the 12,195,402 shares.

                              ELECTION OF DIRECTORS

     The Board for the ensuing year is currently set at five members and may be fixed from time to time by or in the manner provided in the Company's Bylaws. Directors are elected for a term of one year or until their successors are duly elected and qualified. The following slate of five nominees has been chosen by the Board, and the Board recommends that each be elected: Robert C. Shreve, Jr., Charles Timothy Allen, Orville Gregory Allen, Stephen A. Komlosy and John J. May. The Avatar Board of Directors recommends the election of these individuals to the Board of Directors. See "Management - Nominees for Election as Directors, Current Directors and Executive Officers."

     Each of the foregoing nominees is currently serving as a director of the Company. Messrs. Shreve, Allen, Allen, and Komlosy were elected to the Board on November 14, 2000 at a Special Meeting of the shareholders. John J. May was elected to the Board on September 19, 2003 at an Annual meeting of the shareholders. Charles Timothy Allen and Orville Gregory Allen are brothers. There are no other family relationships among the nominees for election as directors of Avatar.

     Unless otherwise designated, the enclosed proxy will be voted FOR the election of the foregoing five nominees as directors. To be elected as a director, each nominee must receive the favorable vote of a majority of the votes cast at the meeting. Shareholders are not entitled to cumulate voting with respect to the election of directors. The Board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies will be voted for the election of a substitute nominated by the Board.

Committees/Functions of the Board of Directors

     Compensation. The Board as a whole establishes the compensation of officers of the Company, administers the 2000 Stock Compensation Plan, prepares recommendations to the Board on the adoption of stock option and other incentive plans, and grants stock options.

     Nominations. Due to the size and ownership structure of the Company, he Board does not have a standing nominating committee, and as a result, does not have a nominating committee charter. The functions that would be handled by a nominating committee are handled by the Board as a whole, including considering individuals to recommend to the Board for inclusion among management's nominees and reviewing corporate governance issues. The Board is in the process of reviewing whether in light of recent corporate governance trends to appoint a nominating committee and, if so, whether to adopt a written charter.

     The Board does not have an official policy with regard to director candidates recommended by shareholders, but the Board will consider such director candidates if the name and qualifications of candidates are timely presented to the Board. The Board is currently developing an official policy with regard to the nomination of director candidates, including those recommended by shareholders.

     Audit Committee. The Audit Committee's functions are summarized below under "Independent Public Accountants - Report of the Audit Committee." The Audit Committee currently consists of Charles Timothy Allen and Stephen A. Komlosy. The Audit Committee is in the process of finalizing a written charter governing its functions, but as of the time of this mailing the charter has not been approved. The Audit Committee held one meeting during 2003. The Audit Committee has not adopted a written charter.

     Full Board of Directors. During 2003, there were two meetings of the Board. During 2003, all of the Company's directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by the Audit Committee if they served thereon.

Shareholder Communications

     Process. The Company's management and the Board welcome communications from shareholders. While the Board has not yet formally adopted a process for shareholders to communicate with the Board, shareholders who wish to communicate with the Board, or one or more specified directors, may send an appropriately addressed letter to our Chairman of the Board, c/o Avatar Systems, 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication". All such letters should identify the author as a shareholder, and, if the author desires for the communication to be forwarded to the entire Board or to one or more specified directors, the author should so request, in which case the Chairman will arrange for it to be so forwarded unless the communication is irrelevant or improper.

     Attendance at Annual Meetings of Shareholders. The Company has no policy with respect to director attendance at annual meetings of shareholders.

                                   MANAGEMENT

Nominees for Election as Directors, Current Directors and Executive Officers

     The following table sets forth certain information as to the individuals who are nominees for election to the Board, as well as the current directors and executive officers of the Company.

-------------------------- ----- --------------------------- -------------------
                  Name      Age          Position(s)            Director Since
-------------------------- ----- --------------------------- -------------------
Robert C. Shreve, Jr.(1)    42   President, Chief Executive   November 14, 2000
                                 Officer, Chief Financial
                                 Officer, Chairman of the
                                 Board of Directors and
                                 Director
-------------------------- ----- --------------------------- -------------------
Charles Timothy Allen(1)    53   Director                     November 14, 2000
-------------------------- ----- --------------------------- -------------------
Orville Gregory Allen(1)    47   Director                     November 14, 2000
-------------------------- ----- --------------------------- -------------------
Stephen A. Komlosy(1)       63   Director                     November 14, 2000
-------------------------- ----- --------------------------- -------------------
John J. May(1)              55   Director                     September 19, 2003
-------------------------- ----- --------------------------- -------------------
(1) Nominee for election to Board of Directors. See "Election of Directors."

     Robert C. (Chuck) Shreve, Jr. was managing partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. He has served as the President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and a director of our Company since November 14, 2000. He has over eighteen years experience in accounting and financial management with emphasis in the oil and gas industry and the real estate development industry. Mr. Shreve also has technical certifications in the technology field and over eighteen years in PC-based network and IBM AS400 systems. Mr. Shreve received his BBA from the University of Texas of the Permian Basin, and attended graduate school at the University of Texas at Dallas. As a Certified Public Accountant, he is a member of the American Institute of CPAs, the Texas Society of CPAs and the Dallas Chapter of the Texas Society of CPAs.

     Charles Timothy (Tim) Allen has served as a director of our Company since November 14, 2000. Mr. Allen was a limited partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. Mr. Allen is the President of Eland Energy Corporation ("Eland") located in Dallas, Texas and is responsible for the financial affairs of Eland. He has been employed by Eland since 1984 in various positions. He co-founded Eland with his brother, Orville Gregory Allen. He has been drilling and operating wells in Texas, Oklahoma, Louisiana and New Mexico for the past twenty years. Mr. Allen formed Allen Oil Company in 1979, where he was primarily involved in generating prospects for other companies. In 1982, Mr. Allen and three partners started drilling and operating wells in the North Texas area with the primary purpose of developing Mississippian reef wells using CDP seismic, which resulted in over 20 Mississippi reef discoveries in the area. Mr. Allen graduated from Texas Tech University with a BBA in management and a MBA in finance.

     Orville Gregory (Gregg) Allen has served as a director of our Company since November 14, 2000. Mr. Allen was a limited partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. He is currently a Vice President of Eland and has been employed by Eland since 1984 in various positions. He is responsible for the day-to-day management of Eland's land, operations engineering and financial functions. Mr. Allen is also responsible for oil and gas acquisition activities for Eland. He has over sixteen years of experience in the oil and gas industry. Before co-founding Eland in 1984, he worked for F. Mark Robert Oil & Gas Properties, where he served as a contract landman for various oil industry clients. Mr. Allen is a graduate of Texas Tech University with a BBA in marketing. Gregg Allen and Tim Allen are brothers.

     Stephen A. Komlosy has served as a director of our Company since November 14, 2000. He is also the Chairman of London & Boston Investments, Plc, formerly Cybertec Holdings Plc., a publicly traded United Kingdom company. Mr. Komlosy has served as Chairman of London & Boston Investments, Plc since February 2000. London & Boston Investments, Plc is an investment company, making strategic investments in companies whose growth and value can be enhanced by management consulting services, financial assistance or mergers with related businesses and public flotation's. Mr. Komlosy currently resides in England. Since 1967, Mr. Komlosy has managed several family owned businesses, which are engaged in real estate acquisition and development activities. In 1981, he co-founded Branon PLC ("Branon"), a public industrial holding company selling bonded oil drilling and pipe handling equipment to North Sea oil operators; the large-scale manufacture of dump trucks for the Ministry of Defense; and road planners and oil consoles. At Branon, he had specific responsibility for establishing its oil and gas purchasing associate Covendish Petroleum Plc that purchased 140 producing wells in Ohio. Mr. Komlosy is also a director of Energy Technique, Plc, a company traded on the London Stock Exchange and Chairman of Netcentric Systems plc which is traded on AIM in London.

     John J. May is a director of The Small Business Bureau Ltd and The Genesis Initiative Ltd, with responsibility for policy. These companies lobby government on business matters affecting small and medium sized enterprises. He is also the senior partner of a boutique London-based chartered accountancy practice specializing in SMEs. Currently he is director of the AIM listed Netcentric. Previously, he was finance director of MyVal.com plc, now Interactivity plc, whose shares are traded on AIM.

     He was formerly a senior partner with the leading accountancy practice of Howarth Clark Whitehill, serving eight years on its managing board and for nine years as chairman of its Thames Valley offices. In his capacity as UK national marketing partner and head of its property consultancy arm, he was also a director of its UK and International Associations. He has also held Directorships in a number of diversified businesses both in the UK and internationally

Executive Compensation

     The information set forth below concerns the cash and non-cash compensation to our President, Chief Executive Officer, and Chief Financial Officer for each of the past three fiscal years ended December 31, 2003, 2002 and 2001. The compensation listed was paid by our Company or Avatar Systems, Ltd., our predecessor entity.

                           Summary Compensation Table
                                                                                     Long-Term Compensation
                Name/Title                              Annual Compensation                  Awards
------------------------------------------------------------------------------- ------------------------------
                                                                                                  Securities
                                                                                                  Underlying
                                                                   Other Annual    Restricted    Options/SARs/
                                           Year    Salary/Bonus    Compensation   Stock Awards    Warrants
                                          ------  --------------  -------------- -------------- --------------
Robert C. Shreve, Jr., President, Chief    2003      $125,000         $7,211          None            None
Executive Officer and Chief Financial      2002      $125,000         $5,208          None            None
Officer                                    2001      $125,000         $6,090          None            None
--------------------------------------------------------------------------------------------------------------

     Our Board appoints the executive officers to serve at the discretion of the Board until the next annual meeting of the Board of Directors. Except for Robert
C. Shreve, Jr., our President, Chief Executive Officer, and Chief Financial Officer, no executive officer of Avatar has an employment agreement with us or was paid $100,000 or more in annual compensation.

Employment Agreements

     We have entered into a management agreement with Robert C. Shreve, Jr., our President, Chief Executive Officer and Chief Financial Officer, which terminates on July 10, 2005. The management agreement shall be automatically extended for an additional one-year period after the initial term unless at least 30 days prior to the termination date either we or Mr. Shreve give written notice to the other that the management agreement will not be renewed. Mr. Shreve receives an annual base salary of $125,000, which may be increased at the discretion of our Board. Additionally, Mr. Shreve may be eligible to receive an annual bonus based on our financial performance in the form of stock options and cash not to exceed 15% of his base salary.

Key Man Insurance

     We currently pay an annual premium of approximately $1,000 for a life insurance policy in the amount of $1,000,000 on the life of Robert C. Shreve, Jr., our President, Chief Executive Officer and Chief Financial Officer. The proceeds of the policy are payable to us.

Stock Option Plan

     On November 14, 2000, our shareholders approved our 2000 Stock Compensation Plan (the "2000 Plan"). Four hundred thousand shares of Common Stock may be issued under the 2000 Plan initially, which amount may, at the discretion of the Board, be increased from time to time to a number of shares of Common Stock equal to 5% of the total outstanding shares of Common Stock, provided that the aggregate number of shares of Common Stock which may be granted under the 2000 Plan shall not exceed 1,500,000 shares. We may also utilize the granting of options under the 2000 Plan to attract qualified individuals to become our employees and directors, as well as to ensure the retention of management of any acquired business operations. Under the 2000 Plan, we may also grant restricted stock awards. Restricted stock represents shares of Common Stock issued to eligible participants under the 2000 Plan subject to the satisfaction by the recipient of certain conditions and enumerated in the specific restricted stock grant. Conditions, which may be imposed, include, but are not limited to, specified periods of employment, attainment of personal performance standards or our overall financial performance. The granting of restricted stock represents an additional incentive for eligible participants under the 2000 Plan to promote our development and growth, and may be used by our management as another means of attracting and retaining qualified individuals to serve as our employees and directors. At December 31, 2003, options to purchase 73,052 shares of our Common Stock at an exercise price of $1.25 per share had been granted to nine of our employees. Such options expire on January 10, 2011. No options have been granted to our officers or directors.

Option Grants In Last Fiscal Year

     There were no grants of stock options to any officer or director of the Company during the fiscal year ended December 31, 2003.

Option Exercises And Holdings

     No options have been granted to our officers and directors under the 2000 Plan.

Director Compensation

     Directors who are also employees receive no additional compensation for serving on the Board. Our non-employee directors receive no compensation for serving on the Board.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company sells computer hardware and provides software maintenance, training, and consulting/development services to a company that is controlled by two members of the Company's Board of Directors. Total revenues from that company were $211,697 and $41,685 in 2003 and 2002, respectively. Revenues for 2003 included a hardware sale of $188,532. The Company had $1,861 and $823 of accounts receivable at December 31, 2003 and 2002, respectively, related to services performed for that company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the
Section 16(a) reports filed pursuant to events occurring in fiscal year 2003 furnished to it, the Company believes the persons who were required to file
Section 16(a) reports in respect to their Section 16(a) ownership of Common Stock have filed on a timely basis all Section 16(a) reports required to be filed by them.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Report of the Audit Committee

     The Audit Committee of the Board of Directors assists the Board in its general oversight of the Company's accounting, financial reporting, and related functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Hein & Associates LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the financial statements in accordance with accounting standards generally accepted in the United States of America ("GAAS").

     The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and Hein & Associates LLP. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and Hein & Associates LLP on the basis of the information it receives, discussion with management and Hein & Associates LLP and the experience of the Audit Committee's members in business, financial and accounting matters.

     The Company's outside auditors are ultimately responsible to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select, oversee, and replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement), including the resolution of any disagreements between management and the auditors regarding financial reporting. The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement (including the prior approval of all engagements for audit and non-audit services to be performed) and the proposed audit approach, and to recommend such review or auditing steps as the Audit Committee may consider desirable.

     The Audit Committee also discusses with Hein & Associates LLP the results of their audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. We reviewed and discussed with both management and Hein & Associates LLP the quarterly and annual financial statements for the fiscal year ended December 31, 2003. Our reviews and discussions with Hein & Associates LLP included discussions of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants, including the quality of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements. We also discussed with Hein & Associates LLP matters relating to their independence, including a review of their audit and non-audit fees and the disclosures that Hein & Associates LLP made to the Committee pursuant to Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board. Management and Hein & Associates LLP presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact on the Company or are the subject of discussions between management and Hein & Associates LLP. The Audit Committee meets with Hein & Associates LLP with and without management present. The Audit Committee generally oversees the Company's internal compliance program.

     In addition, we continued to monitor the scope and adequacy of the Company's internal controls, including staffing levels and requirements, and reviewed programs and initiatives to strengthen their effectiveness. Based upon these reviews and discussions, we recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                              Charles Timothy Allen
                               Stephen A. Komlosy

Hein & Associates LLP as Auditors

     Hein & Associates LLP, or its predecessor, has served as the Company's independent auditors since November 6, 2002, and has been selected by the Audit Committee to serve as independent auditors for the Company's fiscal year ending December 31, 2004. The Company has been advised that Hein & Associates LLP has no relationship with the Company or its subsidiaries other than that arising from the firm's employment as auditors. Neither the Company, nor any officer, director, or associate of the Company, has any interest in Hein & Associates LLP.

Audit Fees

     Representatives of Hein & Associates LLP attend some meetings of the Audit Committee. The Audit Committee reviews the audit services and the non-audit services, if any, performed by Hein & Associates LLP as well as the fees charged by Hein & Associates LLP for such services. In its review of non-audit service fees, if any, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

     A representative of Hein & Associates LLP will be available at the Annual Meeting to respond to appropriate questions, and will have the opportunity to make a statement if he or she so desires.

     The aggregate fees for professional services rendered by Hein & Associates LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2003 and 2002 were $16,708 and $29,350 respectively. The fees for the reviews of the financial statements included in the Company's Form 10-Q were $9,291 and $4,620 for the fiscal year ended December 31, 2003 and 2002, respectively.

Audit Related Fees, Tax Fees and All Other Fees

     The were no other fees for services rendered to the Company other than those services covered in the section captioned "Audit Fees" for the fiscal years ended December 31, 2003 and 2002.

Pre-Approval Policies of the Audit Committee

     The Audit Committee pre-approves any engagement of Hein & Associates LLP or any other outside auditor to render audit or non-audit services to the Company. During 2003, all services rendered to the Company by Hein & Associates LLP were pre-approved by the Audit Committee. The Audit Committee intends to adopt an Audit Committee Charter before the end of the fiscal year that codifies pre-approval policies of the Audit Committee.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company on or before April 1, 2005, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

                        ADDITIONAL INFORMATION AVAILABLE

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL FURNISH THE SHARHEOLDER WITH A COPY OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

     So far as is now known, no business other than that described above will be presented to the shareholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY INTERNET, TELEPHONE OR BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                           By Order of the Board of Directors



                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer

August 6, 2004

                              AVATAR SYSTEMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 17, 2004

The undersigned hereby appoints Robert C. Shreve, Jr. and Charles Timothy Allen or either of them, with power of substitution, as proxy to vote all common stock of Avatar Systems, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, at 10:00 a.m., local time, on September 17, 2004, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.


1. [ ] FOR the election as director of all nominess listed below (except as marked to the contrary below).

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

Robert C. Shreve, Jr., Charles Timothy Allen, Orville Gregory Allen, Stephen A. Komlosy and John J. May.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE THEIR NAMES IN THE SPACE PROVIDED BELOW.


             THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

         This Proxy Card is solicited on behalf of the Company's Board of Directors.

     When this Proxy Card is properly executed, your shares will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, your shares will be voted FOR all nominees as directors.

     Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by President or other authorized officer. If signing on behalf of a partnership, please sign in partnership name by authorized person.

                                         DATED:___________________________, 2004


                                         _______________________________________
                                         Print Full Name of Shareholder

                                         _______________________________________
                                         Signature of Shareholder

                                         _______________________________________
                                         Signature if Held Jointly

PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.